INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997

                               Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the semi-annual report on the operations of InterCapital California Insured Municipal Income Trust (IIC) for the period ended April 30, 1997.

Economic growth moderated during the third quarter of 1996, causing fixed-income yields to move lower through November. However, an acceleration of economic activity led by consumer spending developed in the fourth quarter of 1996 and continued into the first quarter of 1997. This contributed to rising interest rates between December and April. On March 25, 1997, the Federal Reserve Board raised the federal-funds rate 25 basis points to 5.50 percent in a preemptive move against a possible acceleration in the rate of inflation. Subsequently, the fixed-income markets began to anticipate the possibility of additional rate hikes by the Fed.

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but were less volatile. Long-term insured revenue bond yields moved as low as


                           BOND YIELDS 1994-1997

                                                         Insured Municipal
             30-Year Insured                               Revenue Yields
                Municipal            30-year U.S.       as a Percentage of
             Revenue Yields        Treasury Yields      U.S. Treasury Yields
                  5.45                  6.35                    0.8586
Jan '94           5.29                  6.24                    0.8481
                  5.64                  6.66                    0.8468
                  6.19                  7.09                    0.8728
                  6.24                  7.31                    0.854
                  6.23                  7.43                    0.8387
                  6.31                  7.61                    0.8293
                  6.15                  7.4                     0.8314
                  6.17                  7.45                    0.828
                  6.42                  7.82                    0.8212
                  6.66                  7.97                    0.8356
                  6.99                  8                       0.8738
                  6.65                  7.88                    0.8438
Jan '95           6.42                  7.7                     0.834
                  6.12                  7.44                    0.8222
                  6.07                  7.43                    0.8167
                  6.05                  7.34                    0.8245
                  5.84                  6.65                    0.8784
                  6                     6.62                    0.9066
                  5.99                  6.85                    0.875
                  5.98                  6.65                    0.8997
                  5.97                  6.5                     0.9184
                  5.79                  6.33                    0.915
                  5.61                  6.13                    0.9151
                  5.49                  5.95                    0.923
Jan '96           5.42                  6.03                    0.8989
                  5.55                  6.47                    0.8577
                  5.89                  6.67                    0.8835
                  5.94                  6.91                    0.8601
                  5.99                  6.99                    0.8571
                  5.86                  6.87                    0.8529
                  5.77                  6.97                    0.8278
                  5.82                  7.12                    0.8176
                  5.71                  6.92                    0.8248
                  5.6                   6.64                    0.8431
                  5.45                  6.35                    0.8583
                  5.56                  6.64                    0.8372
Jan '97           5.63                  6.79                    0.8293
                  5.53                  6.8                     0.8129
                  5.83                  7.1                     0.8216
                  5.74                  6.96                    0.8251

Source: Bloomberg L.P.

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997, continued


5.45 percent in November 1996, before rising to 5.75 percent in April 1997. Similarly, yields on one-year municipal notes moved from 3.70 to 3.95 percent over the past six months. The yield curve pick-up for extending maturities from 1 to 30 years increased to 180 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields declined from 86 percent at the end of October 1996 to 82 percent in April 1997. A declining ratio means that municipals have outperformed Treasuries, but have become relatively more expensive. The ratio has ranged from 81 to 92 percent over the past three years.

New-issue municipal volume was down 6 percent during the first four months of 1997. However, underwriting volume for the full year is expected to exceed bond maturities and redemptions. California new-issue underwriting represented 11 percent of national volume.

PERFORMANCE

Over the six-month period ended April 30, 1997, the Trust's net asset value
(NAV) moved from $13.55 to $13.34. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.38 per share, the Trust's total NAV return was 1.49 percent. IIC's market price on the New York Stock Exchange moved from $12.00 to $12.375 per share. Based on this change in market price plus reinvestment of tax-free dividends, IIC's total market return was 6.31 percent. On April 30, 1997, the Trust was


FIVE LARGEST SECTORS AS OF APRIL 30, 1997
(% OF NET ASSETS)

WATER & SEWER           22%
ELECTRIC                17%
PUBLIC FACILITIES       16%
TAX ALLOCATION          15%
TRANSPORTATION           9%
ALL OTHERS              21%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT ENHANCEMENTS AS OF APRIL 30, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

AMBAC         24%
FGIC          20%
FSA            4%
MBIA          52%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997, continued


trading at a 7 percent discount to NAV. Undistributed net investment income available for dividends increased from $0.085 to $0.095 per share.

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the period. Investments were diversified among 9 long-term sectors and 38 credits. The portfolio's average maturity and call protection were 21 years and 6 years, respectively. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple-"A"-rated bond insurance.

THE IMPACT OF LEVERAGING

As we discussed previously, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the amount of ARPS outstanding, and second, the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

ARPS yields ranged between 3.26 and 4.61 percent during the six months ended April 30, 1997. Over the same period, ARPS leverage contributed $0.04 per share to common share earnings. Four ARPS series totaled $65 million and represented 27 percent of net assets.

LOOKING AHEAD

With the collapse of flat-tax proposals, municipal bonds have improved relative to U.S. Treasury securities. Although tax-free yields are currently somewhat "rich" in their historical relationship with Treasury yields, the long-term benefit of tax-exemption remains intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended April 30, 1997, IIC purchased and retired 217,500 shares of beneficial interest at a

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997, continued


weighted average market discount of 8.78 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital California Insured Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (98.0%)
            General Obligation (6.8%)
  $ 9,000   California, Various Purpose 04/01/93 (FSA) ......................  5.50 %  04/01/19   $ 8,570,520
            Industry,
    3,000    Refg Issue of 1993 (MBIA) ......................................  5.50    07/01/13     2,954,010
    4,900    Refg Issue of 1993 (MBIA) ......................................  5.50    07/01/16     4,741,828
  -------                                                                                         -----------
   16,900                                                                                          16,266,358
  -------                                                                                         -----------
            Electric Revenue (16.9%)
    5,000   Los Angeles Department of Water & Power, Refg Issue of 1993
             (Secondary MBIA) ...............................................  5.875   09/01/30     4,981,400
    8,000   M-S-R Public Power Agency, San Juan Refg Ser F (AMBAC) ..........  6.00    07/01/20     8,076,320
    7,000   Northern California Transmission Agency, California -Oregon
             Transmission Refg Ser 1993 A (MBIA) ............................  5.25    05/01/20     6,447,770
            Sacramento Municipal Utility District,
    3,000    Refg 1993 Ser D (FGIC) .........................................  5.25    11/15/12     2,897,910
    7,000    Refg 1993 Ser D (MBIA) .........................................  5.625   11/15/15     6,759,900
   12,000   Southern California Public Power Authority, Power 1993 Sub Refg
             Ser A (FGIC) ...................................................  5.45    07/01/17    11,202,840
  -------                                                                                         -----------
   42,000                                                                                          40,366,140
  -------                                                                                         -----------
            Hospital Revenue (7.7%)
    4,150   Bakersfield, Adventist Health West Ser 1993 (MBIA) ..............  5.50    03/01/19     3,947,314
    3,000   California Health Facilities Financing Authority, Children's
             Hospital - San Diego Ser 1993 (MBIA) ...........................  5.75    07/01/23     2,944,020
            California Statewide Communities Development Authority,
    5,000    Motion Picture & Television Fund COPs (AMBAC) ..................  5.375   01/01/20     4,656,000
    5,000    UniHealth America 1993 Ser A COPs (AMBAC) ......................  5.50    10/01/14     4,868,700
    2,000   Marysville, Fremont -Rideout Health Group Refg Ser 1993-A
             (AMBAC) ........................................................  5.55    01/01/13     1,957,260
  -------                                                                                         -----------
   19,150                                                                                          18,373,294
  -------                                                                                         -----------
            Mortgage Revenue -Single Family (1.3%)
    3,000   California Housing Financing Agency, Home 1996 Ser E (AMT)
             (MBIA) .........................................................  6.05    08/01/15     3,013,800
  -------                                                                                         -----------
            Public Facilities Revenue (15.5%)
   10,000   Alameda County, Santa Rita Jail 1993 Refg COPs (MBIA) ...........  5.70    12/01/14     9,968,600
   14,000   Beverly Hills Public Financing Authority, 1993 Refg Ser A
             (MBIA) .........................................................  5.65    06/01/15    13,535,060
    9,000   California Public Works Board, Corrections Refg 1993 Ser B
             (MBIA) .........................................................  5.50    12/01/12     8,925,210
    5,000   Modesto, Community Center Refg 1993 Ser A COPs (AMBAC) ..........  5.00    11/01/23     4,499,250
  -------                                                                                         -----------
   38,000                                                                                          36,928,120
  -------                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            Tax Allocation (14.8%)
  $ 7,000   Long Beach Financing Authority, Ser 1992 (AMBAC) ................  5.50 %  11/01/22   $ 6,650,770
    5,000   Orange Redevelopment Agency, Southwest Refg Issue of 1993 A
             (AMBAC) ........................................................  5.70    10/01/23     4,879,750
    7,500   Port Hueneme Redevelopment Agency, Central Community 1993 Refg
             (AMBAC) ........................................................  5.50    05/01/23     7,122,675
    5,000   Poway Redevelopment Agency, Paguay Sub Refg Ser 1993 (FGIC) .....  5.50    12/15/23     4,745,550
    3,000   Riverside Redevelopment Agency, Merged Refg 1993 Ser A (MBIA) ...  5.625   08/01/23     2,894,130
    5,000   Santa Clara Redevelopment Agency, Bayshore North 1992 Refg
             (AMBAC) ........................................................  5.75    07/01/14     5,002,450
    4,000   Simi Valley Public Financing Authority, 1993 Refg (MBIA) ........  5.50    09/01/15     3,904,960
  -------                                                                                         -----------
   36,500                                                                                          35,200,285
  -------                                                                                         -----------
            Transportation Facilities Revenue (8.6%)
    6,000   Los Angeles County Metropolitan Transportation Authority, Sales
             Tax
             Refg Ser 1993-A (MBIA) .........................................  5.625   07/01/18     5,822,580
    7,000   Los Angeles County Transportation Commission, Second Sr Ser 1992
             A (MBIA) .......................................................  6.00    07/01/23     7,060,060
    5,000   San Francisco Airports Commission, San Francisco Int'l Airport
             Second Ser Refg Issue 2 (MBIA) .................................  6.75    05/01/20     5,441,650
    2,300   San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1995 (FGIC)  ...................................................  5.50    07/01/20     2,206,804
  -------                                                                                         -----------
   20,300                                                                                          20,531,094
  -------                                                                                         -----------
            Water & Sewer Revenue (22.3%)
   10,000   California Department of Water Resources, Central Valley Ser L
             (Secondary MBIA) ...............................................  5.75    12/01/19     9,838,000
    7,000   Eastern Municipal Water District, Ser 1993-A COPs (FGIC) ........  5.25    07/01/23     6,370,630
   10,000   Los Angeles, Wastewater Refg Ser 1993-A (MBIA) ..................  5.80    06/01/21     9,884,300
    3,000   Oceanside, Water 1993 Refg COPs (AMBAC) .........................  5.70    08/01/14     2,990,580
    3,500   Redding Joint Powers Financing Authority, Wastewater Refg 1992
             Ser A (FGIC) ...................................................  6.00    12/01/11     3,618,125
    2,500   San Elijo Joint Powers Authority, 1993 Refg (FGIC) ..............  5.00    03/01/20     2,216,650
    5,000   Santa Maria, Local Water & Refg Ser 1993 COPs (FGIC) ............  5.50    08/01/21     4,743,250
    9,000   South County Regional Wastewater Authority, Morgan Hill Ser 1992
             B (FGIC) .......................................................  5.50    08/01/22     8,552,070
    5,000   West & Central Basin Financing Authority, Water Ser 1992
             (AMBAC) ........................................................  6.125   08/01/22     5,082,750
  -------                                                                                         -----------
   55,000                                                                                          53,296,355
-----------                                                                                      -------------
            Other Revenue (4.1%)
   10,000   Puerto Rico Telephone Authority, Refg Ser M (MBIA) ..............  5.45    01/16/15     9,719,100
  -------                                                                                         -----------
  240,850   TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $237,614,379) .......... 233,694,546
  -------                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.2%)
     $500   California Pollution Control Financing Authority, Southern
     ----    California Edison Co Ser 1986 B (Demand 05/01/97)(Identified
             Cost $500,000) .................................................  3.85*%  02/28/08   $    500,000
                                                                                                  ------------
 $241,350   TOTAL INVESTMENTS (Identified Cost $238,114,379) (a) .....................    98.2%    234,194,546
 ========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................     1.8       4,347,426
                                                                                         ------   ------------
            NET ASSETS ...............................................................   100.0%   $238,541,972
                                                                                         ======   ============

--------------
   AMT     Alternative Minimum Tax.
   COPs    Certificates of Participation.
   *       Current coupon of variable rate demand obligation.
   (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $467,671 and the aggregate gross unrealized depreciation is $4,387,504, resulting in net unrealized depreciation of $3,919,833.

Bond Insurance:
---------------
  AMBAC    AMBAC Indemnity Corporation.
  FGIC     Financial Guaranty Insurance Company.
  FSA      Financial Security Assurance Inc.
  MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $238,114,379)........................................  $234,194,546
Cash...................................................................       141,856
Interest receivable....................................................     4,412,353
Deferred organizational expenses.......................................         5,948
Prepaid expenses ......................................................        51,465
                                                                         ------------
  TOTAL ASSETS.........................................................   238,806,168
                                                                         ------------
LIABILITIES:
Payable for:
  Investment management fee............................................        77,076
  Dividends to preferred shareholders..................................        57,864
  Common shares of beneficial interest repurchased.....................        24,810
Accrued expenses ......................................................       104,446
                                                                         ------------
  TOTAL LIABILITIES....................................................       264,196
                                                                         ------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 1,300 shares outstanding) .......    65,000,000
                                                                         ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 13,012,213 shares outstanding)........................   183,243,388
Net unrealized depreciation............................................    (3,919,833)
Accumulated undistributed net investment income........................     1,230,196
Accumulated net realized loss..........................................    (7,011,779)
                                                                         ------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS.........................   173,541,972
                                                                         ------------
  TOTAL NET ASSETS.....................................................  $238,541,972
                                                                         ============
NET ASSET VALUE PER COMMON SHARE
 ($173,541,972 divided by 13,012,213 common shares outstanding) .......        $13.34
                                                                         ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME.........................  $ 6,790,890
                                          -----------
EXPENSES
Investment management fee...............      420,878
Auction commission fees.................       80,668
Professional fees.......................       53,635
Transfer agent fees and expenses .......       25,812
Shareholder reports and notices.........       21,422
Auction agent fees......................       18,113
Registration fees.......................       12,549
Trustees' fees and expenses.............        9,153
Custodian fees..........................        6,170
Organizational expenses.................        3,568
Other...................................       17,061
                                          -----------
  TOTAL EXPENSES........................      669,029
  LESS: EXPENSE OFFSET .................       (6,100)
                                          -----------
  NET EXPENSES..........................      662,929
                                          -----------
  NET INVESTMENT INCOME.................    6,127,961
                                          -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain.......................          415
Net change in unrealized depreciation ..   (3,093,280)
                                          -----------
  NET LOSS..............................   (3,092,865)
                                          -----------
NET INCREASE............................  $ 3,035,096
                                          ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                  FOR THE SIX     FOR THE YEAR
                                                  MONTHS ENDED       ENDED
                                                 APRIL 30, 1997 OCTOBER 31, 1996
-------------------------------------------------------------------------------
                                                  (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..........................  $  6,127,961    $ 12,515,925
Net realized gain (loss)........................           415        (279,566)
Net change in unrealized depreciation...........    (3,093,280)        814,615
                                                  ------------    ------------
  NET INCREASE..................................     3,035,096      13,050,974
                                                  ------------    ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred.......................................    (1,106,525)     (2,233,731)
Common..........................................    (4,921,743)     (9,706,672)
                                                  ------------    ------------
  TOTAL.........................................    (6,028,268)    (11,940,403)
                                                  ------------    ------------
Decrease from transactions in common shares of
 beneficial interest............................    (2,674,525)     (6,133,345)
                                                  ------------    ------------
  NET DECREASE..................................    (5,667,697)     (5,022,774)
NET ASSETS:
Beginning of period.............................   244,209,669     249,232,443
                                                  ------------    ------------
  END OF PERIOD
  (Including undistributed net investment income
  of $1,230,196 and $1,130,503, respectively) ..  $238,541,972    $244,209,669
                                                  ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital California Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on November 2, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $36,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997 aggregated $2,188,793.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1997, the Trust had transfer agent fees and expenses payable of approximately $8,000.

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued


The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,524. At April 30, 1997, the Trust had an accrued pension liability of $27,778 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 4 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT IN                 RESET         RANGE OF
 SERIES    SHARES*   THOUSANDS*     RATE*       DATE     DIVIDEND RATES**
 ------    -------   ----------     -----       ----     ----------------
    1        200      $10,000       3.51%     06/30/97    3.40% -3.51%
    2        400       20,000       4.50      05/05/97    2.89  -5.125
    3        500       25,000       4.50      05/05/97    2.60  -5.125
    4        200       10,000       3.53      07/14/97    3.40  -3.53

--------------
*       As of April 30, 1997.
**      For the six months ended April 30, 1997

Subsequent to April 30, 1997 and up through June 6, 1997 the Trust paid dividends to Series 1 through 4 at rates ranging from 3.51 to 4.50 in the aggregate amount of $291,369.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued


The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                        CAPITAL
                                                                                                        PAID IN
                                                                                                     EXCESS OF  PAR
                                                                             SHARES      PAR VALUE       VALUE
                                                                            --------   ------------- --------------
Balance, October 31, 1995 ................................................  13,750,013    $137,500     $191,913,758
Treasury shares purchased and retired (weighted average discount 11.69%)*     (520,300)     (5,203)      (6,128,142)
                                                                            ----------    --------     ------------
Balance, October 31, 1996 ................................................  13,229,713     132,297      185,785,616
Treasury shares purchased and retired (weighted average discount 8.78%)*      (217,500)     (2,175)      (2,672,350)
                                                                            ----------    --------     ------------
Balance, April 30, 1997 ..................................................  13,012,213    $130,122     $183,113,266
                                                                            ==========    ========     ============

--------------
*   Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Trust had a net capital loss carryover of approximately $7,012,000 to offset future capital gains to the extent provided by regulations, which is available through October 31 in the following years:

               AMOUNT IN THOUSANDS
          -----------------------------
            2002       2003      2004
            ----       ----      ----
            $4,795     $1,938     $279
            ======     ======     ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

                    AMOUNT        RECORD         PAYABLE
DECLARATION DATE    PER SHARE       DATE            DATE
----------------    ---------       ----            ----
 April 29, 1997     $0.0625       May 9, 1997    May 23, 1997
 May 27, 1997       $0.0625       June 6, 1997   June 20, 1997


INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                               FOR THE PERIOD
                                                          FOR THE SIX      FOR THE YEAR ENDED OCTOBER 31 **   FEBRUARY 26, 1993*
                                                          MONTHS ENDED     ---------------------------------      THROUGH
                                                        APRIL 30, 1997**      1996      1995++       1994    OCTOBER 31, 1993**
                                                        ----------------   ---------- ----------- ---------- ------------------
                                                            (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ...................     $ 13.55          $13.40     $11.29     $ 14.87        $ 14.06
                                                             -------          ------     ------     -------        -------
Net investment income ..................................        0.47            0.93       0.92        1.07           0.62
Net realized and unrealized gain (loss) ................       (0.24)           0.05       2.12       (3.57)          0.89
                                                             -------          ------     ------     -------        -------
Total from investment operations .......................        0.23            0.98       3.04       (2.50)          1.51
                                                             -------          ------     ------     -------        -------
Less dividends and distributions from:
 Net investment income .................................       (0.38)          (0.72)     (0.77)      (0.87)         (0.43)
 Common share equivalent of dividends paid to preferred
  shareholders .........................................       (0.08)          (0.17)     (0.18)      (0.20)         (0.11)
 Net realized gain .....................................        --              --         --         (0.01)          --
                                                             -------          ------     ------     -------        -------
Total dividends and distributions ......................       (0.46)          (0.89)     (0.95)      (1.08)         (0.54)
                                                             -------          ------     ------     -------        -------
Anti-dilutive effect of acquiring treasury shares  .....        0.02            0.06       0.02        --             --
                                                             -------          ------     ------     -------        -------
Offering costs charged against capital .................        --              --         --          --            (0.16)
                                                             -------          ------     ------     -------        -------
Net asset value, end of period .........................     $ 13.34          $13.55     $13.40     $ 11.29        $ 14.87
                                                             =======          ======     ======     =======        =======
Market value, end of period ............................     $12.375          $12.00     $11.75     $11.125        $15.375
                                                             =======          ======     ======     =======        =======
TOTAL INVESTMENT RETURN+  ..............................        6.31%(1)        8.54%     12.93%     (22.82)%         5.39% (1)

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:

Total expenses .........................................        0.76%(2)(3)     0.76%      0.81% (3)   0.89%          0.73% (2)
Net investment income before preferred stock dividends          6.97%(2)        6.93%      7.39%       8.12%          6.39% (2)
Preferred stock dividends ..............................        1.26%(2)        1.24%      1.44%       1.54%          1.11% (2)
Net investment income available to common shareholders          5.71%(2)        5.69%      5.95%       6.58%          5.28% (2)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands ................    $238,542        $244,210   $249,232    $243,676       $309,759
Asset coverage on preferred shares at end of period  ...         367%            375%       383%        287%           309%
Portfolio turnover rate ................................        --                 1%         1%         12%             2% (1)


--------------
*      Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++     Restated for comparative purposes.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-------------------------------------------------

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------

Dean Witter Trust Company
Harborside Financial Center -Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


INTERCAPITAL
CALIFORNIA
INSURED
MUNICIPAL
INCOME
TRUST


Semiannual Report
April 30, 1997